SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 2, 2012
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Research Frontiers Incorporated (NASDAQ: REFR) on October 2, 2012 entered into an agreement to sell 1,250,000 shares of its common stock, and warrants to purchase 250,000 shares of its common stock, to an institutional investor. Each share and corresponding warrant will be sold at an aggregate price of $4.49, resulting in gross proceeds of approximately $5,612,500. The warrants are exercisable for a period of five years beginning on the six-month anniversary of the closing date at an exercise price of $6.73 per share (approximately 150% of the aggregate offering price).

The Company intends to use the net proceeds from this offering for working capital and general corporate purposes. The offering is expected to close on or before October 8, 2012, subject to the satisfaction of customary closing conditions. The purchase agreement for the offering provides that the Company will indemnify the investor against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the investor for payments that the investor may be required to make because of such liabilities. The summary in this report of the terms of the purchase agreement and warrants is subject to, and qualified in its entirety by, the form of Common Stock and Warrant Purchase Agreement and form of Common Stock Purchase Warrant, which are filed as Exhibit 4.3 with this report and incorporated herein by reference.

Craig-Hallum Capital Group LLC acted as the sole placement agent for the offering and will receive a placement agent fee of 6% of the gross proceeds.

The securities issued in this private placement have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and were issued and sold in a private placement pursuant to Regulation D of the Securities Act.

The Company has agreed to file within 30 days a registration statement that covers the resale of the shares by the purchaser and the shares issuable upon exercise of the warrants.

Item 3.02. Unregistered Sales of Equity Securities.

The information stated above in Item 1.01 is incorporated into this Item 3.02 by reference.

The sale and issuance of common stock and the warrants was completed in accordance with the exemption provided in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act.

Item 8.01. Other Events.

On October 3, 2012, the Company issued a press release announcing the offering described in Item 1.01. A copy of this release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.3	Form of Common Stock and Warrant Purchase Agreement dated as of October 2, 2012 and Form of Common Stock Purchase Warrant.

99.1	Research Frontiers Press Release dated October 3, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By: Seth L. Van Voorhees
Title: Chief Financial Officer

Dated: October 5, 2012